                                                                    Exhibit 10.7

     THIS LEASE is made this 9TH day of  February,  2004,  by and  between  Case
Holding  Co., a FLORIDA  corporation,  of 4367 N. FEDERAL HWY,  SUITE 209,  FORT
LAUDERDALE FLORIDA (hereinafter referred to as "Lessor"), and Platinum Partners,
LLC, a Florida limited liability  company,  of 555 South Federal Highway,  Suite
200, Boca Raton, Florida 33432 (hereinafter referred to as "Lessee" )

     WITNESSETH:  That the said Lessor  hereby  leases and demises unto the said
Lessee the following described premises:

        10,312 SF +/- located at 2900  Gateway  Drive,  Pompano  Beach,  Florida
_______

     TO HAVE AND TO HOLD the premises  from the 9TH day of February,  2004,  for the term of three (3) years thereafter, the said Lessee paying to the Lessor the monthly rent(s) in accordance with the following rental rate schedule:

        Feb. 9, 2004 - August 8, 2004           $0/month
        Aug 9, 2004 - February 8, 2005          $10,000/month
        February 9, 2005 - February 8, 2006     $11,600/month
        February 9, 2006-.February 8, 2007      $11,948/month

     All "CAM" charges are already  included in the monthly rental rate schedule listed  above,  Electric  and sales tax are not  included  and  Lessee  shall be responsible  for all alarm fees  relating to the demised  premises as charged by the City of Pompano  Beach,  FL.  Monthly rent shall be paid in U.S.  dollars in accordance with the above schedule, being due on the 5 day of the month. Payment shall be sent to: CASE HOLDING COMPANY,  INC., 4367 NORTH FEDERAL HIGHWAY, SUITE
209, FORT LAUDERDALE, FLORIDA 33308.

     All Lessee  improvements  to the premises  ("Lessee  Improvements"),  which shall include, without limitation, painting, carpeting, etc., shall be performed at Lessee's expense. All Lessee Improvements shall be subject to the approval of
Lessor,  such  approval  not to be  unreasonably  withheld  or  delayed.  Lessee
Improvements  must be  completed  by the 60th day  from  the  execution  of this
Agreement,   provided   any  such   delay  is  not   attributable   to   Lessor.
Notwithstanding the foregoing,  during the term of this Agreement,  Lessee shall have the  right to make  interior  partition  changes  to the  subject  premises provided Lessee obtains all required governmental approvals and permits.

         Lessee's  electric bill shall be calculated based on the pro rata share of the  building  occupied  by  Lessee,  which is 68.63%  of the total  building located at the  premises.  Therefore,  the total  monthly  electric bill paid by
Lessee  will be 68.63% of the  monthly  total for the  building  split with  the other  tenant(s) in the building,  the only other tenant being Imperial  Majesty
Cruise Lines as of the date of the execution of this Agreement, occupying 31.37%
of the building Located at the premises.

     Upon the  expiration  of this  Agreement,  Lessee  shall  have the right to exercise  an  option  to  extend  the  lease  term for a three  (3) year  period commencing  February  9, 2007 and ending  February  8, 2010  ("Option  Period").
Lessor shall  notify  Lessee,  it writing,  not later than 120 days prior to the initial lease term expiration,  inquiring as to whether Lessee desires to extend the lease term for the Option Period, in the Lessee's sole  determination.  Upon
Lessee's  receipt of  notification  from Lessor in  accordance  with  Section 7,
Lessee  shall  have five (5)  business  days to  respond to Lessor as to whether
Lessee  desires to exercise  the option and extend the lease  through the Option
Period.  Should Lessee not respond  within the  prescribed  time period,  Lessor shall  deem such  failure to be a  rejection  of the  exercise  of the option by
Lessee. If the option is exercised, the monthly rent shall be as follows:

        February 9, 2007 - February 8, 2008     $12,306/month
        February 9, 2008 - February 8, 2009     $12,675/month
        February 9, 2009 - February 8, 2010     $13,055/month

     During  the  term of this  Agreement,  Lessee  shall  have a right of first refusal  regarding  the space within the  building  that is occupied by Imperial
Majesty  Cruise Lines as of the  execution  date of this  Agreement  should said space become  available.  Lessor shall promptly give written notice to Lessee of such  availability  prior to entering into any agreement with any third party to occupy the space,  affording Lessee the opportunity to occupy such space. Lessee shall have five (5)  business  days to  respond  to Lessor as to whether  Lessee desires to occupy such space,  in Lessee's  sole  discretion.  Should Lessee not respond within the prescribed time period,  Lessor shall deem such failure to be a rejection by Lessee.  If Lessee desires to occupy such space the parties shall negotiate in good faith to enter into a lease agreement.  If, within thirty (30)
1 days of Lessor's  receipt of  Lessee's  intention  to occupy  such space,  the parties are unable to negotiate a lease agreement for such  space  acceptable to the both parties, Lessor may lease the space to a third party.

1.   The Lessee  hereby  covenants  with the Lessor that the Lessee will pay the rent herein  reserved  at  the times and in the manner  aforesaid,  and will pay all  charges  for electricity used on the premises.  Lessor shall be responsible for  gas and  water  used on the  premises.  Should  said  rent or  charges  for electricity  herein  provided for at any time remain due and unpaid for a period of thirty (30) days after the same shall have become due, the said Lessor may at
Lessor's option, consider the said Lessee a tenant at sufferance and immediately re-enter upon the premises  and the entire  monthly rent for the monthly  rental period then next ensuing shall at once be due and payable and may be immediately collected  by  distress  or  otherwise.  The  Lessee  will not use or permit the premises to be used for any illegal purposes, nor permit the disturbance,  noise or annoyance  whatsoever,  detrimental  to the premises or to the comfort of the other habitants of said building or its neighbors; and will not sublet or assign this lease nor any part thereof without the written consent of the Lessor.

2.   The Lessee will keep the interior of the premises, and all windows,  doors,
fixtures,   interior  walls,  pipes,  and  other  appurtenances,   in  good  and
substantial repair and in clean condition, damage by fire or storm excepted; and
will  exercise  all  reasonable  care in the use of  halls,  stairs,  bathrooms, closets,  and other fixtures and parts of the premises used in common with other tenants in said  building  which may be necessary  for the  preservation  of the property and the comfort of the other  tenants;  and will also permit the Lessor or Lessor's  agents or employees;  at all  reasonable  times,  to enter into the premises  and inspect the  conditions  thereof,  and make such repairs as may be necessary;  and will at the expiration of said term, without demand, quietly and peaceably  deliver up the  possession of the  premises,  in the condition it was received, subject to Lessor Improvements, if any, less reasonable wear and tear, and destruction by fire or storm excepted.

3.   The Lessor hereby covenants with the Lessee,  that the Lessor will,  during the  continuance  of said term,  keep all the external  parts of the premises in good repair;  that in case the said  building and premises or any part  thereof, shall at any time be  destroyed or so damaged by fire or storm as to render same unfit for  occupation  or use,  both Lessor and Lessee  shall have the option to terminate this Lease, or, if acceptable to Lessee, Lessor may repair and rebuild the premises  refunding the rents hereby  reserved,  until the said premises are repaired and fit for occupancy and use, and that the Lessee may quietly hold and enjoy the premises without any interruption by the Lessor or any person claiming under the Lessor.

4.   In case of the  failure  of the  Lessee to pay the  rents or other  charges herein  reserved when due, and same is collected by suit or through an attorney, the Lessee agrees to pay the Lessor  reasonable  attorney's fees,  together with all reasonable costs incurred.

5.   The parties  hereto waive trail by jury and agree to submit to the personal jurisdiction  and venue of a court of  subject  matter  jurisdiction  located in
Broward County,  State of Florida.  No action hereunder may be commenced if more than one (1) year after the cause of action giving rise thereto has elapsed.

6.   Lessee agrees to pay a Security  Deposit of $20,000 upon  execution of this
Agreement to secure  Lessee's pledge of full  compliance  with the terms of this
Agreement.  At the expiration of said term, upon Lessee's delivery of possession of the  premises,  in the  condition it was  received,  or as improved by Lessee
Improvements,  if any, less reasonable wear and tear, and destruction by fire or storm excepted, Lessor shall refund Lessee the Security Deposit.

7.   Any notice or other  communication under this Agreement shall be in writing and shall be sent by certified mail or registered United States mail,  addressed to the  respective  parties  at their  addresses  set forth in the  introductory paragraph hereof. Any such notices or other communications shall be deemed given when personally delivered, one (1) business day after being sent by a nationally recognized  overnight  delivery  service  at the  sender's  cost,  or five  (5);
business  days after being  deposited,  postage paid, in the United States mail.
Unless  specifically  disallowed  by law,  should  litigation  arise  hereunder, service of process  therefore may be obtained  through  certified  mail,  return receipt  requested;  the  parties  hereto  waiving  method by which  service was perfected.

8.   RADON GAS: Radon is naturally  occurring  radioactive gas that, when it has accumulated in a building in a sufficient  quantities,  may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state  guidelines  have  been  found in  buildings  in  Florida.  Additional information  regarding  radon and radon testing may be obtained from your county health unit.

     IN WITNESS  WHEREOF,  the said  parties  have  hereunto set their hands and seals this 9TH day of February, 2004.

     Signed, sealed and delivered in the presence of:

Witness: /s/ DORIS E. AURELUIS           Case Holding Co. ("Lessor")
         ------------------------

                                         By:
                                            --------------------------------

Witness:                                 Title: President
         ------------------------               ----------------------------

Witness:                                 Platinum Partners, LLC ("Lessee")
         ------------------------

                                         By: /s/ Scott Frohman
                                            --------------------------------

Witness:                                 Title: CEO
         ------------------------               ----------------------------